EXHIBIT 10.P.2
AMENDMENT NO. 2 TO THE
EL PASO CORPORATION
SEVERANCE PAY PLAN
          WHEREAS, El Paso Corporation (the “Company”) maintains the El Paso Corporation Severance Pay Plan (the “Plan”), as amended and restated effective as of October 1, 2002;
          WHEREAS, Section 6.2 of the Plan permits the Company or the Plan Administrator to amend the Plan, from time to time, subject to certain restrictions set forth therein;
          WHEREAS, the Plan Administrator desires to amend Exhibit A of the Plan, List of Participating Employers, to remove obsolete entities and clarify the list of Participating Employers under the Plan.
          NOW, THEREFORE, BE IT RESOLVED, that Exhibit A of the Plan, List of Participating Employers, is amended and restated in its entirety, as attached hereto.
          IN WITNESS WHEREOF, this amendment has been executed by the undersigned, thereunto duly authorized, effective as of January 1, 2008.

EL PASO CORPORATION
By:	/s/ Susan B. Ortenstone
Susan B. Ortenstone
Senior Vice President, Human Resources

Attest:

By:	/s/ Marguerite Woung-Chapman
Corporate Secretary

Exhibit A
List of Participating Employers
CIG Pipeline Services Company, L.L.C.
El Paso Energy Service Company
El Paso Merchant Energy North America Company
El Paso Natural Gas Company
El Paso Exploration & Production Management, Inc.
Sandbar Petroleum Company
SNG Pipeline Services Company, L.L.C.
Tennessee Gas Pipeline Company